SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 29, 2002
                  --------------------------------------------
                        Date of Report (Date of earliest
                                event reported):


                                 RCN Corporation
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                   0-22825                    22-3498533
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                         Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
            --------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

         On August 27, 2002 RCN Corporation announced it had reached a definitive agreement (the "Agreement") to sell its Central New Jersey cable system to Patriot Media & Communications CNJ, LLC for $245 million in cash. The Agreement and a press release with respect thereto are attached hereto as Exhibits 10.1 and 99.1, respectively.


Item 7.  Financial Statements and Exhibits

a) Exhibits

Exhibit 10.1 Asset Purchase Agreement, dated as of August 27, 2002, by and between RCN Telecom Services, Inc., RCN Corporation and Patriot Media & Communications CNJ, LLC.


Exhibit 99.1      RCN Corporation Press Release, dated August 27, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 29, 2002


                                       RCN CORPORATION

                                       By: /s/ John J. Jones
                                       -------------------------
                                       John J. Jones
                                       Executive Vice President, General Counsel
                                       and Corporate Secretary

EXHIBIT INDEX


Exhibit 10.1 Asset Purchase Agreement, dated as of August 27, 2002, by and between RCN Telecom Services, Inc., RCN Corporation and Patriot Media & Communications CNJ, LLC.


Exhibit 99.1            RCN Corporation Press Release, dated August 27, 2002.